LETTER OF TRANSMITTAL To Tender Shares of Common Stock of American Realty Capital Trust, Inc. Pursuant to the Offer to Purchase dated March 1, 2012 THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., EASTERN TIME, ON MARCH 28, 2012 (THE “EXPIRATION DATE”), UNLESS THE OFFER IS EXTENDED or withdrawn . The Depositary for the Offer is: ARC Advisory Services, LLC By Mail, Overnight Courier or Hand Delivery: ARC Advisory Services, LLC 405 Park Avenue, 15th Floor New York, New York 10022 Attn: Tender Offer Operations Manager For Confirmation Only Telephone: (877) 373-2522 If you have any questions or need assistance in completing the Letter of Transmittal, please contact Georgeson Inc., the Information Agent for the Offer, 199 Water Street, 26th Floor, New York, NY 10038, Telephone: (212) 440-9800 (banks and brokers) or (888) 658-5755 (toll-free). DELIVERY OF THIS LETTER OF TRANSMITTAL OR OTHER DOCUMENTS TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED. If delivery of Shares (as defined below) is to be made by book-entry transfer to an account maintained by Computershare, Inc., the paying agent for the Offer, at The Depository Trust Company (“DTC”) pursuant to the procedures set forth under Section 3 of the offer to purchase, dated March 1, 2012 (the “Offer to Purchase”), you must also submit a written Letter of Transmittal to the Depositary at the address set forth above. A delivery of Shares to DTC without a written Letter of Transmittal submitted to the Depositary will not constitute valid delivery to the Depositary. Stockholders who cannot comply with the procedure for book-entry transfer by the Expiration Date or who cannot deliver the required documents to the Depositary by the Expiration Date must tender their Shares according to the guaranteed delivery procedures set forth under Section 3 of the Offer to Purchase. See Instruction 2 below. Prior to tendering Shares, we recommend that you contact your financial advisor. As part of the listing of Shares on The NASDAQ Global Select Market, some, but not all, of the registered accounts will automatically be transferred to brokerage accounts in which the Shares will be held in “street” name in tradable accounts (or, in other words, registered in the name of a broker, dealer, commercial bank, trust company or nominee, although still owned beneficially by you). If your Shares are held in “street” name, you must contact your broker, dealer, commercial bank, trust company or other nominee to tender your Shares. You will need to work with your broker and your financial advisor to determine the status of your account and the best way to tender your Shares, should you desire to do so. If your Shares are registered in the name of a broker, dealer, commercial bank, trust company or other nominee or other nominee, you should contact them if you desire to tender your Shares and request that they tender your Shares for you. If a custodian or other nominee holds your Shares, it may have an earlier deadline for accepting the Offer (as defined below). We urge you to contact the custodian or other nominee that holds your Shares to find out its deadline.

Note: Signatures must be Provided in the Box Below Labeled “Important: Sign Here to Tender Your Shares” If you want to Tender Your Shares, Please Read the Accompanying Instructions Carefully Ladies and Gentlemen: The undersigned (“Stockholder” or the “undersigned”) hereby tenders to American Realty Capital Trust, Inc., a Maryland corporation that qualifies as a real estate investment trust for U.S. federal income tax purposes (the “Company”), the number of the undersigned’s shares of common stock of the Company, par value $0.01 per share (the “Shares”), at the price per Share indicated in this letter of transmittal (this “Letter of Transmittal”), net to the seller in cash, less any applicable withholding taxes and without interest, upon the terms and subject to the conditions set forth in the offer to purchase, dated March 1, 2012 (the “Offer to Purchase”), receipt of which hereby is acknowledged, and in this Letter of Transmittal (which, together with any supplements or amendments, collectively constitute the “Offer”). The Offer will expire at 5:00 P.M., Eastern Time, on March 28, 2012, or such other date as the Offer may be extended (the “Expiration Date”). Subject to and effective on acceptance for payment of, and payment for, the Shares tendered with this Letter of Transmittal in accordance with, and subject to, the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to all the Shares that are being tendered hereby, subject to the “odd lot” priority and proration provisions of the Offer, and irrevocably constitutes and appoints Computershare, Inc. (the “Paying Agent”), the true and lawful agent and attorney-in-fact of the undersigned, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to the full extent of the undersigned’s rights with respect to such tendered Shares, to (a) transfer ownership of Shares on the account books maintained by The Depository Trust Company (“DTC”) or registered on the stock ledger maintained by the Company’s transfer agent, together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of the Company, (b) present such Shares for cancellation and transfer on the Company’s stock ledger, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms and subject to the conditions of the Offer. The undersigned hereby represents and warrants that (a) the undersigned has full power and authority to tender, sell, assign and transfer the tendered Shares and, when the same are accepted for payment, the Company will acquire good title thereto, free and clear of all liens, security interests, restrictions, charges, claims, encumbrances, conditional sales agreements or other similar obligations relating to the sale or transfer of the tendered Shares, and the same will not be subject to any adverse claim or right, and (b) the transfer and assignment contemplated in this Letter of Transmittal are in compliance with all applicable laws and regulations. The undersigned will, on request by the Depositary or the Company, execute any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the tendered Shares, all in accordance with the terms of the Offer. All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall be binding on the successors, assigns, heirs, personal representatives, executors, administrators and other legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable. The undersigned understands that: 1. The valid tender of Shares pursuant to any of the procedures described in Section 3 of the Offer to Purchase and in the instructions to this Letter of Transmittal constitutes the undersigned’s acceptance of the terms and conditions of the Offer; the Company’s acceptance of the tendered Shares will constitute a binding agreement between the undersigned and the Company on the terms and subject to the conditions of the Offer. 2. It is a violation of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for a person acting alone or in concert with others, directly or indirectly, to tender Shares for such person’s own account unless at the time of tender and at the Expiration Date such person has a “net long position” in (a) the Shares that is equal to or greater than the amount tendered and will deliver or cause to be delivered such Shares for the purpose of tender to the Company within the period specified in the Offer, or (b) other securities immediately convertible into, exercisable for or exchangeable into Shares (“Equivalent Securities”) that is equal to or greater than the amount tendered and, upon the acceptance of such tender, will acquire such Shares by conversion, exchange or exercise of such Equivalent Securities to the extent required by the terms of the Offer and will deliver or cause to be delivered such Shares so acquired for the purpose of tender to the Company within the period specified in the Offer. Rule 14e-4 of the Exchange Act also provides a similar restriction applicable to the tender or guarantee of a tender on behalf of another person. A tender of Shares made pursuant to any method of delivery set forth in this Letter of Transmittal will constitute the tendering stockholder’s representation and warranty to the Company that (i) such stockholder has a “net long position” in Shares or Equivalent Securities being tendered within the meaning of Rule 14e-4 of the Exchange Act, and (ii) such tender of Shares complies with Rule 14e-4 of the Exchange Act. 3. The Company will, upon the terms and subject to the conditions of the Offer, (a) determine a single per Share price (the “Final Purchase Price”), not greater than $11.00 nor less than $10.50 per Share, net to the seller in cash, less any applicable withholding taxes and without interest, and (b) pay for Shares properly tendered and not properly withdrawn from the Offer, taking into account the number of Shares so tendered and the prices specified by tendering stockholders. 4. The Final Purchase Price will be the lowest purchase price, not less than $10.50 per Share, that will allow us to purchase $220,000,000 in value of Shares, or a lower amount depending on the number of Shares properly tendered and not properly withdrawn. 5. The Company reserves the right, in its sole discretion, to increase or decrease the per Share purchase price and to increase or decrease the value of Shares sought in the Offer. The Company may increase the value of Shares sought in the Offer to an amount greater than $220,000,000, subject to applicable law. 6. All the Shares properly tendered prior to the Expiration Date at or below the Final Purchase Price and not properly withdrawn will be purchased in the Offer at the Final Purchase Price, upon the terms and subject to the conditions of the Offer, including the “odd lot” priority and proration (because more than the number of Shares sought are properly tendered) provisions described in the Offer to Purchase. The Company will not accept Shares subject to conditional tenders, such as acceptance of all or none of the Shares tendered by any tendering stockholder. No fractional Shares will be purchased in the Offer. 7. If any tendered Shares are not purchased for any reason, the Letter of Transmittal with respect to such Shares not purchased will be of no force and effect and Shares tendered by book-entry transfer pursuant to Section 3 of the Offer to Purchase will be credited to the account maintained with DTC by the participant who delivered the Shares at the Company’s expense. 8. Under the circumstances set forth in the Offer to Purchase, the Company expressly reserves the right, in its sole discretion, to terminate the Offer at any time and from time to time, upon the occurrence of any of the events set forth in Section 7 of the Offer to Purchase and to extend the period of time during which the Offer is open and thereby delay acceptance for payment of, and payment for, any Shares by giving oral or written notice of such extension to the Paying Agent and the Depositary and making a public announcement thereof. During any such extension, all the Shares previously tendered and not properly withdrawn will remain subject to the Offer and to the rights of a tendering stockholder to withdraw such stockholder’s Shares. 9. The Company has advised the undersigned to consult with the undersigned’s own advisors as to the consequences of tendering Shares pursuant to the Offer. 10. THE OFFER IS NOT BEING MADE TO (NOR WILL TENDERS OF SHARES BE ACCEPTED FROM OR ON BEHALF OF) HOLDERS IN ANY JURISDICTION IN WHICH THE MAKING OR ACCEPTANCE OF THE OFFER WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF THAT JURISDICTION. 11. IF the undersigned’s TENDERED SHARES ARE ACCEPTED AND the undersigned is A U.S. STOCKHOLDER (AS DEFINED IN SECTION 14 OF THE OFFER TO PURCHASE), THE RECEIPT OF CASH FOR the undersigned’s TENDERED SHARES WILL BE A TAXABLE TRANSACTION FOR U.S. FEDERAL INCOME TAX PURPOSES AND GENERALLY WILL BE TREATED FOR U.S. FEDERAL INCOME TAX PURPOSES EITHER AS (A) A SALE OR EXCHANGE ELIGIBLE FOR CAPITAL GAIN OR LOSS TREATMENT, OR (B) A DISTRIBUTION TAXABLE AS ORDINARY INCOME TO THE EXTENT IT IS OUT OF the Company ’s CURRENT OR ACCUMULATED EARNINGS AND PROFITS (AND NOT DESIGNATED BY the Company AS A CAPITAL GAIN DIVIDEND OR QUALIFIED DIVIDEND INCOME). IF the undersigned is A NON-U.S. STOCKHOLDER (AS DEFINED IN

SECTION 14 OF THE OFFER TO PURCHASE), THE PAYMENT OF CASH FOR the undersigned’s TENDERED SHARES MAY BE SUBJECT TO U.S. FEDERAL INCOME TAX WITHHOLDING. SEE SECTION 14 OF THE OFFER TO PURCHASE. The Company urges the undersigned TO CONSULT YOUR OWN TAX ADVISOR AS TO THE PARTICULAR TAX CONSEQUENCES TO YOU OF THE OFFER TO PURCHASE. TO ENSURE COMPLIANCE WITH TREASURY DEPARTMENT CIRCULAR 230, the undersigned is HEREBY NOTIFIED THAT: (A) ANY DISCUSSION OF U.S. FEDERAL TAX ISSUES CONTAINED HEREIN IS NOT INTENDED OR WRITTEN TO BE RELIED UPON, AND CANNOT BE RELIED UPON BY ANY TAXPAYER FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”); (B) THE DISCUSSION IS WRITTEN IN CONNECTION WITH THE PROMOTION OR MARKETING OF THE TRANSACTION OR THE MATTERS ADDRESSED HEREIN; AND (C) THE TAXPAYER SHOULD SEEK ADVICE BASED ON THE TAXPAYER’S PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR. Unless otherwise indicated in the section captioned “Special Payment Instructions,” please issue the check for payment of the purchase price in the name(s) of the registered holder(s) appearing under “Name(s) and Address(es) of Registered Holder(s).” Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for payment of the purchase price to the address(es) of the registered holder(s) appearing under “Name(s) and Address(es) of Registered Holder(s).” If both the “Special Delivery Instructions” and the “Special Payment Instructions” are completed, please issue the check for payment of the purchase price in the name(s) of, and deliver such check to, the person or persons so indicated. Appropriate medallion signature guarantees by an Eligible Institution (as defined in Instruction 1) have been included with respect to Shares for which Special Delivery Instructions or Special Payment Instructions have been given. The undersigned recognizes that the Company has no obligation pursuant to the “Special Payment Instructions” to transfer any Shares from the name of the registered holder(s) thereof if the Company does not accept for payment any of the Shares. The undersigned agrees to all of the terms and conditions of the Offer.

American Realty Capital Trust, Inc. Signature Pages to Letter of Transmittal To Tender Shares of Common Stock Name(s) and Address(es) of Registered Holder(s) Name of Registered Holder Mailing Address City, State, Zip Name of Joint Registered Holder (if applicable) Mailing Address City, State, Zip Account Number Social Security Number (or) Tax Identification Number 1 IMPORTANT: If the number of Shares tendered exceeds the number of Shares you own, there is no valid tender of Shares. IMPORTANT: Only whole numbers of Shares may be tendered. Any fractional Shares will be disregarded and only Shares rounded down to the nearest whole Share will be accepted for tender. Number and Price of Shares Tendered (See Instruction 6) The undersigned hereby tenders the number(s) of the Shares at the applicable price(s) indicated below. The undersigned understands that this action would result in none of the undersigned’s Shares being purchased if the purchase price selected by the Company for the Shares is less than the lowest price selected below. Note: You may tender all or a portion of your Shares at up to three different prices listed below by checking the box(es) that correspond to the price or prices per Share at which you want to tender your Shares and specifying the number of your Shares that you wish to tender at each applicable price. Price(s) at Which Shares are Tendered Number of Whole Shares Tendered at Applicable Price $11.00 ________________________ $10.75 ________________________ $10.50 ________________________ » Total Number of Shares Tendered ________________________ (cannot exceed the total number of Shares you own) 2 IMPORTANT: Complete this section only if (a) you are tendering Shares through DTC ATOP’s procedures or (b) previously delivered a Noticed of Guaranteed Delivery. IMPORTANT: Signatures(s) must be provided below. Please read the instructions set forth in this Letter of Transmittal carefully. Additional Information Regarding Tendered Shares (See Instruction 2) Check here if tendered Shares are being delivered by book-entry transfer made to an account maintained by the Paying Agent with DTC and complete the following (only DTC participants may deliver Shares by book-entry transfer): Name of Tendering Institution Account Number Transaction Code Number(s) Note: You should provide a separate transaction code for each price at which Shares are tendered. Price(s) at Which Shares are Tendered Transaction Code Number(s) $11.00 ________________________ $10.75 ________________________ $10.50 ________________________ Check here if book-entry Shares or additional required documentation is being delivered pursuant to the guaranteed delivery procedures outlined in Section 3 of the Offer to Purchase and complete the following: Note: If you previously sent a Notice of Guaranteed Delivery, please enclose a photocopy of that notice. Name(s) of Registered Holder(s) Date of Execution of Notice of Guaranteed Delivery Name of Institution that Guaranteed Delivery Account Number

3 IMPORTANT: This section is optional. However, a medallion signature guarantee will be required for all stockholders who complete this section. Special Payment Instructions (See Instruction 9) Note: To be completed ONLY if the check for the purchase price of Shares purchased (less the amount of any federal income and backup withholding tax required to be withheld) is to be issued in the name of someone other than the undersigned. Issue Check to: Name (Please print) Mailing Address City, State, Zip Social Security Number (or) Taxpayer Identification Number 4 IMPORTANT: This section is optional. However, a medallion signature guarantee will be required for all stockholders who complete this section. Special Delivery Instructions (See Instruction 9) Note: To be completed ONLY if the check for the purchase price of Shares purchased (less the amount of any federal income and backup withholding tax required to be withheld) is to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned’s signature(s). Mail Check to: Name (Please print) Mailing Address City, State, Zip Social Security Number (or) Taxpayer Identification Number 5 Odd Lots (See Instruction 10) Note: To be completed ONLY if Shares are being tendered by or on behalf of a person owning, beneficially or of record, as of the close of business on the date set forth on the signature page hereto, and who continues to own, beneficially or of record, as of the Expiration Date, an aggregate of fewer than 100 Shares. Check box if the undersigned: is the beneficial and record owner of an aggregate of fewer than 100 Shares, all of which are being tendered; or is a broker, dealer, commercial bank, trust company, or other nominee that (a) is tendering for the beneficial owner(s) Shares with respect to which it is the record holder, and (b) believes, based upon representations made to it by the beneficial owner(s), that each such person is the beneficial owner of an aggregate of fewer than 100 Shares and is tendering all the Shares beneficially owned by each such person.

6 IMPORTANT: Must be signed by registered holder(s) exactly as name(s) appear(s) on the stock ledger maintained by the Company’s transfer agent. Sign Here to Tender your Shares (See Instruction 7) The undersigned stockholder (or authorized person signing on behalf of the registered stockholder), hereby tenders the number of Shares specified above pursuant to the terms of the Offer. The undersigned hereby certifies, under penalties of perjury, that the information, representations and warranties contained in this Letter of Transmittal of which these signature pages are a part and any other forms related to the Offer, and forms, which have been duly completed by the undersigned, are true and correct as of the date hereof. Signature _______________________________________________________ Date (mm/dd/yyyy) _______________ Name (Please print) Capacity (full title) Mailing Address City, State, Zip Daytime Phone # ( ) Social Security Number or Taxpayer Identification Number Signature (if applicable) ____________________________________________ Date (mm/dd/yyyy) _______________ Name (Please print) Capacity (full title) Mailing Address City, State, Zip Daytime Phone # ( ) Social Security Number or Taxpayer Identification Number IF YOUR TENDERED SHARES ARE ACCEPTED AND YOU ARE A U.S. STOCKHOLDER (AS DEFINED IN SECTION 14 OF THE OFFER TO PURCHASE), THE RECEIPT OF CASH FOR YOUR TENDERED SHARES WILL BE A TAXABLE TRANSACTION FOR U.S. FEDERAL INCOME TAX PURPOSES AND GENERALLY WILL BE TREATED FOR U.S. FEDERAL INCOME TAX PURPOSES EITHER AS (A) A SALE OR EXCHANGE ELIGIBLE FOR CAPITAL GAIN OR LOSS TREATMENT, OR (B) A DISTRIBUTION TAXABLE AS ORDINARY INCOME TO THE EXTENT IT IS OUT OF the Company’s CURRENT OR ACCUMULATED EARNINGS AND PROFITS (AND NOT DESIGNATED BY the Company AS A CAPITAL GAIN DIVIDEND OR QUALIFIED DIVIDEND INCOME). IF YOU ARE A NON-U.S. STOCKHOLDER (AS DEFINED IN SECTION 14 OF THE OFFER TO PURCHASE), THE PAYMENT OF CASH FOR YOUR TENDERED SHARES MAY BE SUBJECT TO U.S. FEDERAL INCOME TAX WITHHOLDING. SEE SECTION 14 OF THE OFFER TO PURCHASE. The Company urges YOU TO CONSULT YOUR OWN TAX ADVISOR AS TO THE PARTICULAR TAX CONSEQUENCES TO YOU OF THe OFFER. 7 IMPORTANT: See Instruction 1 to determine whether your signature must be medallion guaranteed by an eligible guarantor institution. IMPORTANT: A notarization by a notary public is not acceptable. Signature(s) Guarantee (See Instructions 1 and 9) FOR USE BY FINANCIAL INSTITUTION ONLY. PLACE MEDALLION GUARANTEE IN SPACE BELOW. Request Additional Investment Programs Information Check box if you are interested in learning more about other alternative investment programs distributed by Realty Capital Securities, LLC, the affiliated broker/dealer of AR Capital, LLC. The Information Agent will notify your financial advisor of your interest.

Form W-9 (Rev. December 2011) Department of the Treasury Internal Revenue Service Request for Taxpayer Identification Number and Certification Give Form to the requester. Do not send to the IRS. Print or type See Specific Instructions on page 2. Name (as shown on your income tax return) Business name/disregarded entity name, if different from above Check appropriate box for federal tax classification: Individual/sole proprietor C Corporation S Corporation Partnership Trust/estate Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) ▶ Other (see instructions) ▶ Exempt payee Address (number, street, and apt. or suite no.) City, state, and ZIP code Requester’s name and address (optional) List account number(s) here (optional) Part I Taxpayer Identification Number (TIN) Enter your TIN in the appropriate box. The TIN provided must match the name given on the “Name” line to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3. Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter. Social security number – – Employer identification number – Part II Certification Under penalties of perjury, I certify that: 1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and 2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and 3. I am a U.S. citizen or other U.S. person (defined below). Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 4. Sign Here Signature of U.S. person ▶ Date ▶ General Instructions Section references are to the Internal Revenue Code unless otherwise noted. Purpose of Form A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA. Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to: 1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued), 2. Certify that you are not subject to backup withholding, or 3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income. Note. If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9. Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are: • An individual who is a U.S. citizen or U.S. resident alien, • A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States, • An estate (other than a foreign estate), or • A domestic trust (as defined in Regulations section 301.7701-7). Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners’ share of income from such business. Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income. Cat. No. 10231X Form W-9 (Rev. 12-2011)

Form W-9 (Rev. 12-2011) Page 2 The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases: • The U.S. owner of a disregarded entity and not the entity, • The U.S. grantor or other owner of a grantor trust and not the trust, and • The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust. Foreign person. If you are a foreign person, do not use Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities). Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes. If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items: 1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien. 2. The treaty article addressing the income. 3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions. 4. The type and amount of income that qualifies for the exemption from tax. 5. Sufficient facts to justify the exemption from tax under the terms of the treaty article. Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption. If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8. What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS a percentage of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding. You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return. Payments you receive will be subject to backup withholding if: 1. You do not furnish your TIN to the requester, 2. You do not certify your TIN when required (see the Part II instructions on page 3 for details), 3. The IRS tells the requester that you furnished an incorrect TIN, 4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or 5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only). Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9. Also see Special rules for partnerships on page 1. Updating Your Information You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies. Penalties Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect. Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty. Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment. Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties. Specific Instructions Name If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name. If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form. Sole proprietor. Enter your individual name as shown on your income tax return on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business name/disregarded entity name” line. Partnership, C Corporation, or S Corporation. Enter the entity's name on the “Name” line and any business, trade, or “doing business as (DBA) name” on the “Business name/disregarded entity name” line. Disregarded entity. Enter the owner's name on the “Name” line. The name of the entity entered on the “Name” line should never be a disregarded entity. The name on the “Name” line must be the name shown on the income tax return on which the income will be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a domestic owner, the domestic owner's name is required to be provided on the “Name” line. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on the “Business name/disregarded entity name” line. If the owner of the disregarded entity is a foreign person, you must complete an appropriate Form W-8. Note. Check the appropriate box for the federal tax classification of the person whose name is entered on the “Name” line (Individual/sole proprietor, Partnership, C Corporation, S Corporation, Trust/estate). Limited Liability Company (LLC). If the person identified on the “Name” line is an LLC, check the “Limited liability company” box only and enter the appropriate code for the tax classification in the space provided. If you are an LLC that is treated as a partnership for federal tax purposes, enter “P” for partnership. If you are an LLC that has filed a Form 8832 or a Form 2553 to be taxed as a corporation, enter “C” for C corporation or “S” for S corporation. If you are an LLC that is disregarded as an entity separate from its owner under Regulation section 301.7701-3 (except for employment and excise tax), do not check the LLC box unless the owner of the LLC (required to be identified on the “Name” line) is another LLC that is not disregarded for federal tax purposes. If the LLC is disregarded as an entity separate from its owner, enter the appropriate tax classification of the owner identified on the “Name” line.

Form W-9 (Rev. 12-2011) Page 3 Other entities. Enter your business name as shown on required federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name/ disregarded entity name” line. Exempt Payee If you are exempt from backup withholding, enter your name as described above and check the appropriate box for your status, then check the “Exempt payee” box in the line following the “Business name/ disregarded entity name,” sign and date the form. Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends. Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding. The following payees are exempt from backup withholding: 1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2), 2. The United States or any of its agencies or instrumentalities, 3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities, 4. A foreign government or any of its political subdivisions, agencies, or instrumentalities, or 5. An international organization or any of its agencies or instrumentalities. Other payees that may be exempt from backup withholding include: 6. A corporation, 7. A foreign central bank of issue, 8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States, 9. A futures commission merchant registered with the Commodity Futures Trading Commission, 10. A real estate investment trust, 11. An entity registered at all times during the tax year under the Investment Company Act of 1940, 12. A common trust fund operated by a bank under section 584(a), 13. A financial institution, 14. A middleman known in the investment community as a nominee or custodian, or 15. A trust exempt from tax under section 664 or described in section 4947. The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 15. IF the payment is for . . . THEN the payment is exempt for . . . Interest and dividend payments All exempt payees except for 9 Broker transactions Exempt payees 1 through 5 and 7 through 13. Also, C corporations. Barter exchange transactions and patronage dividends Exempt payees 1 through 5 Payments over $600 required to be reported and direct sales over $5,000 1 Generally, exempt payees 1 through 7 2 1 See Form 1099-MISC, Miscellaneous Income, and its instructions. 2 However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney, and payments for services paid by a federal executive agency. Part I. Taxpayer Identification Number (TIN) Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below. If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN. If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited Liability Company (LLC) on page 2), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN. Note. See the chart on page 4 for further clarification of name and TIN combinations. How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676). If you are asked to complete Form W-9 but do not have a TIN, write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester. Note. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon. Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8. Part II. Certification To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, below, and items 4 and 5 on page 4 indicate otherwise. For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on the “Name” line must sign. Exempt payees, see Exempt Payee on page 3. Signature requirements. Complete the certification as indicated in items 1 through 3, below, and items 4 and 5 on page 4. 1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification. 2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form. 3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

Form W-9 (Rev. 12-2011) Page 4 4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations). 5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification. What Name and Number To Give the Requester For this type of account: Give name and SSN of: 1. Individual The individual 2. Two or more individuals (joint account) The actual owner of the account or, if combined funds, the first individual on the account 1 3. Custodian account of a minor (Uniform Gift to Minors Act) The minor 2 4. a. The usual revocable savings trust (grantor is also trustee) b. So-called trust account that is not a legal or valid trust under state law The grantor-trustee 1 The actual owner 1 5. Sole proprietorship or disregarded entity owned by an individual The owner 3 6. Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A)) The grantor* For this type of account: Give name and EIN of: 7. Disregarded entity not owned by an individual The owner 8. A valid trust, estate, or pension trust Legal entity 4 9. Corporation or LLC electing corporate status on Form 8832 or Form 2553 The corporation 10. Association, club, religious, charitable, educational, or other tax-exempt organization The organization 11. Partnership or multi-member LLC The partnership 12. A broker or registered nominee The broker or nominee 13. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments The public entity 14. Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B)) The trust 1 List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished. 2 Circle the minor’s name and furnish the minor’s SSN. 3 You must show your individual name and you may also enter your business or “DBA” name on the “Business name/disregarded entity” name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN. 4 List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 1. *Note. Grantor also must provide a Form W-9 to trustee of trust. Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed. Secure Your Tax Records from Identity Theft Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund. To reduce your risk: • Protect your SSN, • Ensure your employer is protecting your SSN, and • Be careful when choosing a tax preparer. If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter. If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039. For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance. Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059. Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft. The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts. If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.ftc.gov/idtheft or 1-877-IDTHEFT (1-877-438-4338). Visit IRS.gov to learn more about identity theft and how to reduce your risk. Privacy Act Notice Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

INSTRUCTIONS to LETTER OF TRANSMITTAL AMERICAN REALTY CAPITAL TRUST, INC. Forming Part of Terms and Conditions of the Offer 1. Guarantee of Signatures. No signature guarantee is required if (a) the Letter of Transmittal is signed by the registered holder(s) of the Shares and the registered holder(s) has not completed either the box captioned “Special Payment Instructions” (Section 3 of the Letter of Transmittal) or the box captioned “Special Delivery Instructions” (Section 4 of the Letter of Transmittal); or (b) such Shares are tendered for the account of a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company (not a savings bank or savings and loan association) having an office, branch or agency in the United States which is a participant in an approval Signature Guarantee Medallion Program (each, an “Eligible Institution”). If you have any questions regarding the need for a signature guarantee, please call Georgeson Inc., the Information Agent for the Offer, at (212) 440-9800 (banks and brokers) or (888) 658-5755 (toll-free). 2. Requirements of Tender. If your Shares are registered in your name (i.e., if you are an individual who is the record and beneficial owner of the Shares), you may tender your Shares under this Offer by delivering (by regular mail, overnight courier or hand delivery) a properly completed and duly executed Letter of Transmittal, together with any required signature guarantees, and any other required documents to the Depositary, which must be received by the Depositary at its address set forth on the back cover of the Offer to Purchase before the Expiration Date. If you are a broker, dealer, commercial bank, trust company or other nominee tendering Shares on behalf of your client or an institution participating in DTC, tender your Shares pursuant to the procedures for book-entry transfer described in Section 3 of the Offer to Purchase. In order for Shares to be validly tender Shares, you must (a) deliver (by regular mail, overnight courier or hand delivery) a properly completed and duly executed Letter of Transmittal to the Depositary, together with any required signature guarantees, and any other required documents on or prior to the Expiration Date and (b) tender the applicable Shares electronically through DTC’s Automated Tender Offer Program (“ATOP”) into the Paying Agent’s account at DTC by book-entry transfer, subject to the terms and procedures of that system, on or prior to Expiration Date. You should indicate in Section 2 of the Letter of Transmittal if you are tendering Shares pursuant to the book-entry transfer procedures and complete the information in the box captioned “Additional Information Regarding Tendered Shares.” Stockholders who cannot complete the procedures for book-entry transfer prior to the Expiration Date, or whose other required documents cannot be delivered to the Depositary by the Expiration Date, may tender their Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. Pursuant to those procedures, Shares may be tendered if the following conditions are met: (a) the tender is made by or through an Eligible Institution; (b) a properly completed and duly executed Notice of Guaranteed Delivery in the form we have provided with this Offer to Purchase is received (by regular mail, overnight courier or hand delivery) by the Depositary prior to the Expiration Date; and (c) within three business days after the date of receipt by the Depositary of the Notice of Guaranteed Delivery, the Depositary receives a properly completed and duly executed Letter of Transmittal, and any required signature guarantees and other documents required by the Letter of Transmittal and, if you are tendering Shares through DTC’s ATOP procedures, the Paying Agent receives confirmation of book-entry transfer of the Shares into the Paying Agent’s account at DTC. A Notice of Guaranteed Delivery must be delivered to the Depositary by regular mail, overnight courier or hand delivery before the Expiration Date and must include a guarantee by an Eligible Institution in the form set forth in the Notice of Guaranteed Delivery. THE METHOD OF DELIVERY OF THE LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC, IS AT THE SOLE COST, ELECTION AND RISK OF THE TENDERING STOCKHOLDER. THE LETTER OF TRANSMITTAL AND ALL OTHER DOCUMENTS WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION TO THE PAYING AGENT. IF YOU ELECT TO DELIVER BY MAIL, WE RECOMMEND THAT YOU USE REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, AND THAT YOU PROPERLY INSURE THE DOCUMENTS. IN ALL CASES, YOU SHOULD ALLOW SUFFICIENT TIME TO ENSURE TIMELY DELIVERY. No alternative, conditional or contingent tenders will be accepted. No fractional Shares will be purchased in the Offer. All tendering stockholders, by execution of this Letter of Transmittal (or a facsimile of this Letter of Transmittal), waive any right to receive any notice of the acceptance for payment of their Shares. 3. Withdrawal of Tender. Tenders of Shares made pursuant to the Offer may be withdrawn at any time prior to the Expiration Date. If the Company extends the Offer beyond that time, tendered Shares may be withdrawn at any time until the extended Expiration Date. After the Expiration Date, such tenders are irrevocable, except that they may be withdrawn any time after 12:00 midnight,

Eastern Time, on April 25, 2012, if they have not been accepted for payment as described in the Offer to Purchase. If your Shares are registered in your name (i.e., if you are an individual who is the record and beneficial owner of the Shares), for a withdrawal to be effective, the Depositary must receive (by regular mail, overnight courier or hand delivery), prior to the Expiration Date, a properly completed and duly executed Notice of Withdrawal (attached as Exhibit a(vii) of the Schedule TO) at the Depositary’s address set forth on the back cover page of this Offer to Purchase. If you are a broker, dealer, commercial bank, trust company or other nominee tendering Shares on behalf of your client or an institution participating in DTC who has tendered Shares under the procedure for book-entry transfer set forth in Section 3, for a withdrawal to be effective, (a) you must comply with DTC’s procedures for withdrawal of tenders and (b) the Depositary must receive (by regular mail, overnight courier or hand delivery), prior to the Expiration Date, a properly completed and duly executed Notice of Withdrawal (attached as Exhibit a(viii) of the Schedule TO) at the Depositary’s address set forth on the back cover page of this Offer to Purchase. If you tendered your Shares using more than one Letter of Transmittal, you may withdraw Shares using either separate Notices of Withdrawal or a combined Notice of Withdrawal. Withdrawals may not be rescinded and any Shares withdrawn will not be properly tendered for purposes of the Offer unless the withdrawn Shares are properly re-tendered prior to the Expiration Date by following the procedures described above. 4. Inadequate Space. If the space provided in this Letter of Transmittal is inadequate, additional information may be provided on a separate signed schedule. 5. Partial Tenders. A stockholder may tender any or all of his, her or its Shares in whole or in part; however, no fractional Shares will be purchased in the Offer. 6. Number and Prices of Shares Tendered. If you want to tender Shares under the Offer, you must complete Section 1 of the Letter of Transmittal entitled “Number and Prices of Shares Tendered”, indicating the price or prices at which you wish to tender your Shares and the number of whole Shares you own that you wish to tender at each applicable price. Stockholders may tender all or a portion of their Shares at one or more of the following prices per Share: $11.00, $10.75 and $10.50. Stockholders may tender all or a portion of their Shares at a single price, or may tender portions of their Shares at more than one of the prices specified. For example, if you own 100 Shares, you may tender all of your Shares at $10.75 per Share, or 50 Shares at $10.75 per Share and 50 Shares at $10.50 per Share. In another example, by tendering 50 Shares at $10.75, you are indicating that the minimum price that you are willing to accept for that portion of your Shares is $10.75. Therefore, the portion of the Shares that you tender at $10.75 would be purchased (subject to proration and the odd lot provisions, with appropriate adjustments to avoid purchases of fractional Shares) so long as the Final Purchase Price is determined to be $10.75 or more. Only Shares properly tendered at prices at or below the Final Purchase Price, and not properly withdrawn, will be purchased. Each stockholder whose Shares are purchased in the Offer will receive the Final Purchase Price (net to the seller in cash, less any applicable withholding taxes and without interest), even if such stockholders have tendered the purchased Shares at a price that is lower than the Final Purchase Price. For example, if the Final Purchase Price is $10.75, and you tendered 100 Shares at $11.00 per Share, none of the Shares you tendered will be accepted. By contrast, if the Final Purchase Price is determined to be $10.75, and you tendered 50 Shares at $11.00 per Share and 50 Shares at $10.50 per Share, then only the 50 Shares tendered at $10.50 per Share will be purchased and you will receive the Final Purchase Price of $10.75 per Share that is tendered and accepted. Stockholders may not tender the same Shares more than once and may not tender the same Shares at more than one price. 7. Signatures on Letter of Transmittal. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as shown on the stock ledger of the Company maintained by the transfer agent without any change or alteration whatsoever. If any of the Shares tendered hereby are owned of record by two or more joint owners, all such persons must sign this Letter of Transmittal. If the Letter of Transmittal is signed by trustees, executors, administrators, guardians, attorneys-in-fact, agents, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Depositary of their authority so to act must be submitted. If your Shares are registered in the name of a broker, dealer, commercial bank, trust company or other nominee, you should contact them if you desire to tender your Shares and request that they tender your Shares for you. 8. Stock Transfer Taxes. The Company will pay all stock transfer taxes, if any, payable on the transfer to it of Shares purchased pursuant to the Offer. If, however, payment of the Final Purchase Price is to be made to, or (in the circumstances permitted by the Offer) if unpurchased Shares are to be registered in the name of, any person other than the registered holder, the amount of all stock transfer taxes, if any (whether imposed on the registered holder or the other person), payable on account of the transfer to the person will be deducted from the Final Purchase Price unless satisfactory evidence of the payment of the stock transfer taxes, or exemption from payment of the stock transfer taxes, is submitted with the Letter of Transmittal. 9. Special Payment and Delivery Instructions. If payment is to be made to a person other than the person executing the Letter of Transmittal, or if payment is to be made to a person other than the registered Stockholder, the boxes captioned “Special Payment Instructions” (Section 3 of the Letter of Transmittal) and/or “Special Delivery Instructions” (Section 4 of the Letter of Transmittal) must be completed, as applicable, and signatures must be guaranteed by an Eligible Institution. See Instructions 1 and 7. 10. Odd Lots. As described in Section 1 of the Offer to Purchase, if the Company is to purchase fewer than all the Shares tendered before the Expiration Date and not properly withdrawn, the Shares purchased first will consist of all the Shares properly tendered and not properly withdrawn by any stockholder who owned, beneficially or of record, an aggregate of fewer than 100 Shares, and who tenders all of the holder’s Shares at or below the purchase price. This preference will not be available unless Section 5 of the Letter of Transmittal captioned “Odd Lots” is completed. 11. Waiver of Conditions; Irregularities. The Company expressly reserves the absolute right, in its sole discretion, to waive any of the specified conditions of the Offer, in whole or in part, in the case of any Shares tendered. 12. Requests for Assistance and Additional Copies. Questions or requests for assistance may be directed to, and copies of the Offer to Purchase and Letter of Transmittal may be obtained from, Georgeson Inc., the Information Agent for the Offer, 199 Water Street, 26th Floor, New York, NY 10038, Telephone: (212) 440-9800 (banks and brokers) or (888) 658-5755 (toll-free). 13. U.S. Federal Backup Withholding Tax. Under the U.S. federal income tax laws, payments of cash pursuant to this Offer to Purchase a U.S. Stockholder (as defined in Section 14 of the Offer to Purchase) may be subject to “backup withholding tax” at the applicable statutory rate (currently 28%), unless such U.S. Stockholder provides the Paying Agent with such U.S. Stockholder’s correct taxpayer identification number (“TIN”) on the internal revenue service (“IRS”) Form W-9 included with this Letter of Transmittal, certifies under penalties of perjury that such TIN is correct and provides certain other certifications before payment is made, or such U.S. Stockholder otherwise establishes to the satisfaction of the Paying Agent that such U.S. Stockholder is not subject to backup withholding. If a U.S. Stockholder does not provide such U.S. Stockholder’s correct TIN or fails to provide the required certifications, the IRS may impose a penalty on such U.S. Stockholder. Non-U.S. Stockholders (as defined in Section 14 of the Offer to Purchase) should provide the Paying Agent with the appropriate properly completed and executed IRS Form W-8 (instead of an IRS Form W-9) in order to avoid backup withholding, as discussed below under “U.S. Federal Income Tax Withholding on Payments to Non-U.S. Stockholders.” A tendering stockholder is required to give the Paying Agent the TIN of the record owner of the shares being tendered. If the shares are held in more than one name or are not in the name of the actual owner, consult the instructions to the enclosed IRS Form W-9 for additional guidance on which number to report. If a shareholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such shareholder should write “Applied For” in the space provided for the TIN in Part I of the IRS Form W-9, and sign and date the IRS Form W-9. Writing “Applied For” means that a shareholder has already applied for a TIN or that such shareholder intends to apply for one soon. Notwithstanding that the shareholder has written “Applied For” in Part I, the Paying Agent will withhold the applicable statutory rate (currently 28%) on all payments made prior to the time a properly certified TIN is provided to the Depositary. The IRS Form W-9 included with this Letter of Transmittal, or the applicable IRS Form W-8, along with the other documentation is required to be provided pursuant to the Letter of Transmittal. You can obtain the applicable IRS Form W-8 from the IRS by visiting www.irs.gov or by calling 1-800-TAX-FORM (1-800-829-3676). Any IRS Form W-9 or IRS Form W-8 provided to us will be provided by us to the Paying Agent, as necessary, in order to minimize or eliminate withholding on payments made pursuant to this Offer to Purchase. Backup withholding is not an additional tax. Taxpayers may use amounts withheld as a credit against their U.S. federal income tax liability, and may claim a refund if they timely provide certain required information to the IRS. Stockholders are strongly encouraged to consult their own tax advisors regarding the application of backup withholding in their particular circumstances, the availability of, and procedure for obtaining, an exemption from backup withholding under current Treasury Regulations, and whether their circumstances dictate that they to provide us with an IRS Form W-9 or applicable IRS Form W-8. 14. U.S. Federal Income Tax Withholding on Payments to Non-U.S. Stockholders. Non-U.S. Stockholders (as defined in Section 14 of the Offer to Purchase) may be subject to withholding of U.S. federal income tax at a 30% rate on payments received pursuant to this Offer to Purchase. As described in Section 14 of the Offer to Purchase, a sale of shares pursuant to the Offer may qualify for sale or exchange treatment or may constitute a taxable dividend, depending on a particular stockholder’s facts and circumstances. The Paying Agent generally will treat payments made to Non-U.S. Stockholders pursuant to this Offer to Purchase as taxable dividends.

Accordingly, in compliance with U.S. federal income tax laws, the Paying Agent will withhold 30% of gross proceeds payable to a Non-U.S. Stockholder unless the Non-U.S. Stockholder has provided the Paying Agent before payment is made with (a) a properly completed and executed IRS Form W-8BEN (or other applicable Form W-8) certifying that it is entitled to a reduced rate of withholding under an applicable tax treaty or (b) a properly completed and executed IRS Form W-8ECI certifying that it is exempt from withholding because the payment is effectively connected with the Non-U.S. Stockholder’s conduct of a trade or business in the United States. A Non-U.S. Stockholder may be eligible to obtain a refund of all or a portion of any tax withheld if the Non-U.S. Stockholder meets the “complete termination”, “substantially disproportionate” or “not essentially equivalent to a dividend” tests described in Section 14 of the Offer to Purchase that would characterize the exchange as a sale (as opposed to a dividend) with respect to which the Non-U.S. Stockholder is not subject to tax or is otherwise able to establish that no tax or a reduced amount of tax is due. Backup withholding generally will not apply to amounts subject to the 30% or treaty-reduced rate of withholding. A Non-U.S. Stockholder that qualifies for an exemption from withholding by delivering IRS Form W-8ECI generally will be required to file a U.S. federal income tax return and generally will be subject to U.S. federal income tax on income derived from the sale of shares pursuant to this Offer in the manner and to the extent described in Section 14 of the Offer to Purchase as if it were a U.S. Stockholder. Additionally, in the case of a foreign corporation, such income may be subject to the branch profits tax at a rate of 30% (or a lower rate specified in an applicable tax treaty). The Paying Agent will determine a stockholder’s status as a Non-U.S. Stockholder and eligibility for a reduced rate of, or exemption from, withholding by reference to any outstanding, valid certificates or statements concerning eligibility for a reduced rate of, or exemption from, withholding (e.g., IRS Form W-8BEN or IRS Form W-8ECI) unless facts and circumstances indicate that reliance is not warranted. Non-U.S. Stockholders should provide the applicable properly completed and executed IRS Form W-8 along with the other documentation required to be provided pursuant to the Letter of Transmittal. The applicable IRS Form W-8 can be obtained from the IRS by visiting www.irs.gov or by calling 1-800-TAX-FORM (1-800-829-3676). Any IRS Form W-8 provided to us will be provided by us to the Paying Agent, as necessary, in order to minimize or eliminate withholding on payments made pursuant to this Offer to Purchase. NON-U.S. STOCKHOLDERS MAY BE SUBJECT TO U.S. FEDERAL INCOME TAX WITHHOLDING AT A 30% RATE ON THE SALE OF SHARES PURSUANT TO THIS OFFER, EVEN IF NO SUCH WITHHOLDING TAX WOULD APPLY IF THOSE SAME SHARES WERE SOLD ON THE OPEN MARKET. Non-U.S. Stockholders are strongly encouraged to consult their own tax advisors regarding the application of U.S. federal income tax withholding rules, eligibility for a reduction of or an exemption from withholding tax, the refund procedures, and based on their circumstances which applicable IRS Form W-8 they should provide to us. 15. Validity of the Letter of Transmittal. The Company will determine, in its sole discretion, all questions as to the form of documents and the validity, eligibility (including time of receipt) and acceptance for payment of any tender of Shares, and the Company’s determination shall be final and binding. The Company reserves the absolute right to reject any or all tenders of Shares that it determines not to be in proper form or the acceptance for payment of or payment for which may, in the opinion of its counsel, be unlawful. The Company also reserves the absolute right to waive any defect or irregularity in any tender of Shares. None of the Company, the Paying Agent, the Depositary or any other person will be under any duty to give notification of any defect or irregularity in tenders or waiver of any such defect or irregularity or incur any liability for failure to give any such notification. Questions and requests for assistance may be directed to the Information Agent or the Depositary at their addresses and telephone numbers listed below. If you require additional copies of the Offer to Purchase, the Letter of Transmittal, the Notice of Guaranteed Delivery, the Notices of Withdrawal or other Offer documents, you should contact the Information Agent., who will promptly furnish to stockholders additional copies of these materials at our expense. You may also contact your own broker, dealer, commercial bank, trust company or other nominee for assistance concerning this Offer. The Depositary for the Offer is: ARC Advisory Services, LLC 405 Park Avenue, 15th Floor, New York, NY 10022 Tel: (877) 373-2522 Attn: Tender Offer Operations Manager The Information Agent for the Offer is: Georgeson Inc. 199 Water Street, 26th Floor, New York, NY 10038 Telephone: (212) 440-9800 (banks and brokers) (888) 658-5755 (toll-free)